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                                                                  EXHIBIT 24.2




                                SMITH & COMPANY
                         CERTIFIED PUBLIC ACCOUNTANTS




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                         INDEPENDENT AUDITOR'S CONSENT

We consent to the incorporation by reference in this Registration Statement of Noram Gaming and Entertainment, Inc. on Form S-8 of our report dated May 11, 1996 appearing in the Annual Report of Form 10-K of Noram Gaming and Entertainment, Inc., for the year ended December 31, 1995.

Smith & Company

By: /s/ Roger B. Kennard
   -----------------------------
    Rober B. Kennard, Partner

March 10, 1997